VISTA SELECT BOND FUND
SUPPLEMENT DATED DECEMBER 4, 1997
TO THE PROSPECTUS DATED DECEMBER 30, 1996


In the section of the Prospectus entitled "Fund Objectives and Investment

Approach," the following sentence is inserted in lieu  of the second sentence of of the second paragraph for the Vista Select Bond Fund:

"Under normal market conditions, the Fund invests at least 65% of its total assets in debt obligations rated in the category A or higher by Moody's

Investor Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"),

and unrated securities determined by the Fund's advisers to be of comparable quality."


VSFI-36-1297